MET INVESTORS SERIES TRUST

SUPPLEMENT DATED DECEMBER 3, 2010

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2010

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Effective immediately, all references to Eli M. Salzmann and Lawrence D. Sachs are deleted. The following is added to the information appearing in “Appendix D – Portfolio Managers” of the Met Investors Series Trust’s Statement of Additional Information regarding the Lord Abbett Growth and Income Portfolio:

Lord Abbett Growth and Income Portfolio

Other Accounts Managed as of September 30, 2010:

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed				Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category		Number of Accounts in Category	Total Assets in Accounts in Category
Robert P. Fetch, Lord Abbett Growth and Income Portfolio	Registered investment companies	15	$10,260,400,000		0	N/A
	Other pooled investment vehicles	2	$288,700,000		0	N/A
	Other accounts	141	$662,400,000	(a)	1	$303,200,000

(a)	Does not include $25.3 million for which Lord Abbett provides investment models to managed account sponsors.

In addition, as of September 30, 2010, Mr. Fetch beneficially owned no equity securities of any Portfolio for which he served as portfolio manager.

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